UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2008

Asia Special Situation Acquisition Corp.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33916	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o M & C Corporate Services Limited, P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (407) 805-0879

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2008, the Board of Directors of Asia Special Situation Acquisition Corp. ("ASSAC") appointed Leonard de Waal to its Board of Directors. Mr. de Waal has been appointed to serve on ASSAC’s audit committee, nominating committee and compensation committee.

There were no arrangements or understandings between Mr. de Waal and any other persons pursuant to which Mr. de Waal was selected as a director. There are no family relationships between or among Mr. de Waal and any executive officers or directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA SPECIAL SITUATION ACQUISITION CORP.

By:	/s/ Gary T. Hirst
Name: Gary T. Hirst
Title: President
Dated: April 14, 2008